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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1998 Non-Officer Equity Incentive Plan of COR Therapeutics, Inc. of our report dated January 19, 1998, with respect to the financial statements of COR Therapeutics, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                        /s/ Ernst & Young LLP
                                        ----------------------------------

Palo Alto, California
April 2, 1998